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                                                                   EXHIBIT 10.47

                              FIRST AMENDMENT TO
                   SECURITY AND COLLATERAL AGENCY AGREEMENT
                   ----------------------------------------


          THIS FIRST AMENDMENT TO SECURITY AND COLLATERAL AGENCY AGREEMENT dated as of September 25, 1995 (this "Amendment") is made by and among CWM
      ------------
MORTGAGE HOLDINGS, INC., a Delaware corporation ("CWM"), INDEPENDENT NATIONAL MORTGAGE CORPORATION, a Delaware corporation ("INMC"), INDEPENDENT LENDING CORPORATION, a Delaware corporation ("ILC" and, together with CWM and INMC, the "Companies"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("First Union") acting in its capacity as administrative agent for the Lenders from time to time participating in the Facility II Agreement (as defined below) (in such capacity, the "Facility II Administrative Agent"), First Union, acting in its capacity as administrative agent for the Lenders from time to time participating in the Facility I Agreement (as defined below) (in such capacity, the "Facility I Administrative Agent" and for convenience, First Union, acting in either capacity, is sometimes referred to herein as the "Administrative Agent") (the Facility II Administrative Agent and the Facility I Administrative Agent being collectively referred to herein as the "Administrative Agent"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association, acting in its capacity as collateral agent for the Administrative Agent (in such capacity, the "Collateral Agent").

                                 STATEMENT OF PURPOSE
                                 --------------------

          WHEREAS, pursuant to that certain Facility II Credit Agreement dated as of May 30, 1995 among the Companies, the lenders party thereto from time to time (the "Facility II Lenders") and the Facility II Administrative Agent (as the same has been and may be amended, extended or replaced from time to time, the "Facility II Agreement"), the Facility II Lenders have agreed to extend credit to the Companies on the terms and subject to the conditions set forth therein; and

          WHEREAS, pursuant to that certain Facility I Credit Agreement dated as of May 30, 1995 among the Companies, the lenders party thereto from time to time (the "Facility I Lenders") and the Facility I Administrative Agent (as the same has been and may be amended, extended or replaced from time to time, the "Facility I Agreement"), the Facility I Lenders have agreed to extend credit to the Companies on the terms and subject to the conditions set forth therein; and

          WHEREAS, each of the parties hereto are parties to a Security and Collateral Agency Agreement dated as of May 30, 1995 (the "Security Agreement"), which Security Agreement was executed in connection with the Facility II Agreement and the Facility I Agreement; and

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          WHEREAS, the parties hereto wish to amend the Security Agreement to provide for the modification of various terms and covenants thereof;

          NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings which such terms have under the Security Agreement.

     2. Paragraph 3(b) of the Security Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting the following sentence in lieu thereof:

     "The Collateral Agent will promptly provide a written copy of each such item to the Administrative Agent."

     3. Paragraph 7(c) of the Security Agreement is hereby amended by adding the following sentence to the end thereof:

     "The Administrative Agent will promptly provide a copy of the Other Collateral Value Determination to the Facility II Lenders."

     4. Paragraph 7(d) of the Security Agreement is hereby amended by adding the following sentence to the end thereof:

     "The Administrative Agent will promptly provide a copy of such certified schedule to the Facility II Lenders."

     5. Paragraph 11 of the Security Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

          "11. Fees of the Collateral Agent.  The Collateral Agent shall charge
               ----------------------------
     such fees for its services under this Agreement as are set forth in a separate agreement between the Collateral Agent and the Companies, the payment of which fees, together with the Collateral Agent's expenses in connection herewith, shall be solely the obligation of the Companies."

     6. Paragraph 14(e) of the Security Agreement is hereby amended by deleting the phrase "Paragraph 22" contained therein and substituting the phrase "Paragraph 23" in lieu thereof.

     7. Exhibit 1B of the Security Agreement is hereby amended by deleting the clause "BY THE ADMINISTRATIVE AGENT, WITH RESPECT TO ALL TRANCHE C LOANS AND REQUIRED DOCUMENTS DELIVERED:" contained therein and substituting the clause "BY THE ADMINISTRATIVE AGENT, WITH RESPECT TO ALL REQUIRED DOCUMENTS DELIVERED IN CONNECTION WITH TRANCHE C LOANS:" in lieu thereof.

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     8.   This Amendment shall become effective as of the date hereof.

     9. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Security Agreement, or any other document or instrument entered into in connection therewith.

     10. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Companies, the Administrative Agent and the Collateral Agent.

     11. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     12. From and after the date hereof, all references in the Security Agreement, and any other document or instrument entered into in connection therewith, to the Security Agreement shall be deemed to be references to the Security Agreement as amended hereby.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              CWM MORTGAGE HOLDINGS, INC., a
                              Delaware corporation

                              By: /s/ Michael W. Perry
                                 ---------------------
                              Name: Michael W. Perry
                                   -----------------
                              Title: Executive Vice President &
                                    ---------------------------
                                     Chief Operating Officer
                                     -----------------------


                              INDEPENDENT NATIONAL MORTGAGE CORPORATION, a
                              Delaware corporation

                              By: /s/ Michael W. Perry
                                 ---------------------
                              Name: Michael W. Perry
                                   -----------------
                              Title: President & Chief Executive
                                    ----------------------------
                                     Officer
                                     -------


                              INDEPENDENT LENDING CORPORATION, a
                              Delaware corporation

                              By: /s/ Michael W. Perry
                                 ---------------------
                              Name: Michael W. Perry
                                   -----------------
                              Title: President & Chief Executive
                                    ----------------------------
                                     Officer
                                     -------


                              FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA, a national banking
                              association, as Facility II
                              Administrative Agent and as
                              Facility I Administrative Agent

                              By: /s/ Carolyn Eskridge
                                 ---------------------
                              Name: Carolyn Eskridge
                                   -----------------
                              Title: SVP
                                    ----


                              BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association, as Facility II Collateral Agent and as Facility I Collateral Agent

                              By: /s/ Michelle A. Lambott
                                 ------------------------
                              Name: Michelle A. Lambott
                                   --------------------
                              Title: Assistant Vice President
                                    -------------------------

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